CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the use in this Registration Statement on Form N-4 of Pruco Life of New Jersey Flexible Premium Variable Annuity Account (“Registration Statement”) of our report dated April 10, 2017 relating to the financial statements of the subaccounts listed in Appendix A, which appear in such Registration Statement. We also consent to the use in this Registration Statement of our report dated March 23, 2017, relating to the consolidated financial statements of Pruco Life Insurance Company of New Jersey, which appear in such Registration Statement. We also consent to the reference to us under the heading “Experts” in such Registration Statement.
/s/ PricewaterhouseCoopers LLP
New York, NY
April 10, 2017

Appendix A
Prudential Government Money Market Portfolio	AST Templeton Global Bond Portfolio	AST Bond Portfolio 2022
(formerly Prudential Money Market Portfolio)	AST Wellington Management Hedged Equity Portfolio	AST Quantitative Modeling Portfolio
Prudential Diversified Bond Portfolio	AST Capital Growth Asset Allocation Portfolio	AST BlackRock Global Strategies Portfolio
Prudential Equity Portfolio (Class I)	AST Academic Strategies Asset Allocation Portfolio	Wells Fargo VT Opportunity Fund (Class 1)
Prudential Value Portfolio (Class I)	AST Balanced Asset Allocation Portfolio	AST Prudential Core Bond Portfolio
Prudential High Yield Bond Portfolio	AST Preservation Asset Allocation Portfolio	AST Bond Portfolio 2023
Prudential Stock Index Portfolio	AST FI Pyramis Quantitative Portfolio	AST New Discovery Asset Allocation Portfolio
Prudential Global Portfolio	AST Prudential Growth Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio
Prudential Jennison Portfolio (Class I)	AST Advanced Strategies Portfolio	AST MFS Large-Cap Value Portfolio
Prudential Small Capitalization Stock Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Bond Portfolio 2024
T. Rowe Price International Stock Portfolio	AST Government Money Market Portfolio (formerly AST	AST AQR Emerging Markets Equity Portfolio
T. Rowe Price Equity Income Portfolio (Equity Income	Money Market Portfolio)	AST ClearBridge Dividend Growth Portfolio
Class) (formerly T. Rowe Price Equity Income	AST Small-Cap Growth Portfolio	AST QMA Emerging Markets Equity Portfolio
Portfolio (Investor Class))	AST BlackRock/Loomis Sayles Bond Portfolio	AST Multi-Sector Fixed Income Portfolio
Invesco V.I. Core Equity Fund (Series I)	AST International Value Portfolio	AST BlackRock iShares ETF Portfolio
Janus Aspen Janus Portfolio (Institutional Shares)	AST International Growth Portfolio	AST Defensive Asset Allocation Portfolio
Janus Aspen Overseas Portfolio (Institutional Shares)	NVIT Developing Markets Fund (formerly NVIT Markets	AST AQR Large-Cap Portfolio
MFS Research Series (Initial Class)	Fund (Class II))	AST QMA Large-Cap Portfolio
MFS Growth Series (Initial Class)	AST Investment Grade Bond Portfolio	AST Bond Portfolio 2025
American Century VP Value Fund (Class I)	AST Western Asset Core Plus Bond Portfolio	AST T. Rowe Price Growth Opportunities Portfolio
Franklin Small-Mid Cap Growth VIP Fund (Class 2)	AST Bond Portfolio 2018	AST Goldman Sachs Global Growth Allocation Portfolio
Prudential Jennison 20/20 Focus Portfolio (Class I)	AST Bond Portfolio 2019	AST T. Rowe Price Diversified Real Growth Portfolio
Davis Value Portfolio	AST Global Real Estate Portfolio	AST Prudential Flexible Multi-Strategy Portfolio
AB VPS Large Cap Growth Portfolio (Class B)	AST Parametric Emerging Markets Equity Portfolio	AST BlackRock Multi-Asset Income Portfolio
Prudential SP Small Cap Value Portfolio (Class I)	AST Goldman Sachs Small-Cap Value Portfolio	AST Franklin Templeton K2 Global Absolute Return
Janus Aspen Janus Portfolio (Service Shares)	AST Schroders Global Tactical Portfolio	Portfolio
SP Prudential U.S. Emerging Growth Portfolio (Class I)	AST RCM World Trends Portfolio	AST Managed Equity Portfolio
Prudential SP International Growth Portfolio (Class I)	AST J.P. Morgan Global Thematic Portfolio	AST Managed Fixed Income Portfolio
AST Goldman Sachs Large-Cap Value Portfolio	AST Goldman Sachs Multi-Asset Portfolio	AST FQ Absolute Return Currency Portfolio
AST Cohen & Steers Realty Portfolio	ProFund VP Consumer Services	AST Jennison Global Infrastructure Portfolio
AST J.P. Morgan Strategic Opportunities Portfolio	ProFund VP Consumer Goods Portfolio	AST Goldman Sachs Strategic Income Portfolio
AST Value Equity Portfolio (formerly AST Herndon	ProFund VP Financials	AST Legg Mason Diversified Growth Portfolio
Large-Cap Value Portfolio)	ProFund VP Health Care	AST Bond Portfolio 2026
AST High Yield Portfolio	ProFund VP Industrials	AST AB Global Bond Portfolio
AST Small-Cap Growth Opportunities Portfolio	ProFund VP Mid-Cap Growth	AST Goldman Sachs Global Income Portfolio
AST WEDGE Capital Mid-Cap Value Portfolio (formerly	ProFund VP Mid-Cap Value	AST Morgan Stanley Multi-Asset Portfolio
AST Mid-Cap Value Portfolio)	ProFund VP Real Estate	AST Wellington Management Global Bond Portfolio
AST Small-Cap Value Portfolio	ProFund VP Small-Cap Growth	AST Neuberger Berman Long/Short Portfolio
AST Goldman Sachs Mid-Cap Growth Portfolio	ProFund VP Small-Cap Value	AST Wellington Management Real Total Return Portfolio
AST Hotchkis & Wiley Large-Cap Value Portfolio	ProFund VP Telecommunications	AST QMA International Core Equity Portfolio
(formerly AST Large-Cap Value Portfolio)	ProFund VP Utilities	AST Managed Alternatives Portfolio
AST Lord Abbett Core Fixed Income Portfolio	ProFund VP Large-Cap Growth	AST Emerging Managers Diversified Portfolio
AST Loomis Sayles Large-Cap Growth Portfolio	ProFund VP Large-Cap Value	AST Columbia Adaptive Risk Allocation Portfolio
AST MFS Growth Portfolio	AST Bond Portfolio 2020	AST IVY Asset Strategy Portfolio
AST Neuberger Berman / LSV Mid-Cap Value Portfolio	AST Boston Partners Large-Cap Value Portfolio	Blackrock Global Allocation V.I. Fund (Class 3)
AST BlackRock Low Duration Bond Portfolio	AST Jennison Large-Cap Growth Portfolio	JP Morgan Insurance Trust Income Builder Portfolio
AST QMA US Equity Alpha Portfolio	AST Bond Portfolio 2017	(Class 2)
AST T. Rowe Price Natural Resources Portfolio	AST Bond Portfolio 2021	AST Bond Portfolio 2016
AST T. Rowe Price Asset Allocation Portfolio	Wells Fargo VT International Equity Portfolio (Class 1)	Wells Fargo VT Small Cap Growth Portfolio (Class 1)
AST MFS Global Equity Portfolio	Wells Fargo VT Omega Growth Portfolio (Class 1)	AST Bond Portfolio 2027
AST J.P. Morgan International Equity Portfolio	Wells Fargo VT Small Cap Value Portfolio	NVIT Emerging Markets Fund (Class D)